Exhibit 10.1

[EXECUTION COPY]

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of February 5, 2012, is among LONE PINE RESOURCES INC., a Delaware corporation (“Parent”), LONE PINE RESOURCES CANADA LTD., formerly known as Canadian Forest Oil Ltd., a corporation amalgamated under the laws of the Province of Alberta, Canada (“Borrower”), each of the lenders that is a signatory to, or which becomes a signatory to, the Credit Agreement (together with its successors and assigns, the “Lenders”), JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Administrative Agent (the “Administrative Agent”), and the other agents party thereto.

W I T N E S S E T H:

1.                                       Parent, Borrower, the Administrative Agent, the Lenders and others as agents are parties to that certain Credit Agreement dated as of March 18, 2011, as previously amended pursuant to that certain First Amendment to Credit Agreement, dated as of April 29, 2011, and that certain Second Amendment to Credit Agreement, dated as of September 21, 2011 (as amended, the “Credit Agreement”), pursuant to which the Lenders agreed to make loans to, and extensions of credit on behalf of, Borrower.

2.                                       The parties to the Credit Agreement intend to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

I.                                         Amendment.

A.                                   The definition of “Senior Notes” contained in Section 1.1 of the Credit Agreement hereby is amended in its entirety to read as follows:

“                                          “Senior Notes” means any unsecured Indebtedness of Parent or Borrower or any of their Restricted Subsidiaries, as applicable, and any Guarantees thereof, which has terms (including interest, amortization, covenants and events of default), not more onerous to Parent and its Restricted Subsidiaries than those contained in the Loan Documents.”

B.                                     Section 3.10(d) of the Credit Agreement is hereby amended in its entirety to read as follows:

“                                          (d)                                 As of the Effective Date, except as set forth in Schedule 3.10 or reflected in the financial statements referred to in Section 3.10(a), neither Parent, Borrower nor any of their Restricted Subsidiaries has any contingent liabilities, unusual long-term commitments or unrealized losses.”

II.                                     Effectiveness.  This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received counterparts hereof duly executed by Borrower, Parent, the Administrative Agent and the Majority Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).

III.                                 Reaffirmation of Representations and Warranties.  To induce the Lenders and the Administrative Agent to enter into this Amendment, Parent and Borrower each hereby reaffirms, as of the date hereof, that the representations and warranties of each Loan Party set forth in the Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects as of such earlier date).

IV.                                Defined Terms.  Except as amended hereby, terms used herein when defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires.

V.                                    Reaffirmation of Credit Agreement.  This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect.  All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

VI.                                Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ALBERTA AND CANADA APPLICABLE THEREIN.

VII.                            Severability of Provisions. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

VIII.                        Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

IX.                                Headings.  Article and section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

X.                                    Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

XI.                                No Oral Agreements.  THIS AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

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THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURES BEGIN ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, Parent, Borrower, the undersigned Lenders and the Administrative Agent under the Credit Agreement have executed this Amendment as of the date first above written.

LONE PINE RESOURCES INC.

By:	/s/ David M. Anderson
Name:	David M. Anderson
Title:	President and Chief Executive Officer

LONE PINE RESOURCES CANADA LTD., formerly known as Canadian Forest Oil Ltd.

By:	/s/ David M. Anderson
Name:	David M. Anderson
Title:	President

[Signature Page - Third Amendment to Lone Pine Credit Agreement]

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Administrative Agent and as a Lender

By:	/s/ Michael N. Tam
Name:	Michael N. Tam
Title:	Senior Vice President

[Signature Page - Third Amendment to Lone Pine Credit Agreement]

THE TORONTO-DOMINION BANK, as a Co-Syndication Agent and as a Lender

By:	/s/ Debbi L. Brito
Name:	Debbi L. Brito
Title:	Authorized Signatory

[Signature Page - Third Amendment to Lone Pine Credit Agreement]

BANK OF MONTREAL, as a Co-Syndication Agent and as a Lender

By:	/s/ Katherine Wytrykush
Name:	Katherine Wytrykush
Title:	Director

[Signature Page - Third Amendment to Lone Pine Credit Agreement]

THE BANK OF NOVA SCOTIA, as a Co-Documentation Agent and as a Lender

By:	/s/ Angela Becker
Name:	Angela Becker
Title:	Associate Director

By:	/s/ Dan Lindquist
Name:	Dan Lindquist
Title:	Managing Director

[Signature Page - Third Amendment to Lone Pine Credit Agreement]

WELLS FARGO FINANCIAL CORPORATION CANADA, as a Co-Documentation Agent and as a Lender

By:	/s/ Paul D. Young
Name:	Paul D. Young
Title:	V.P. & Legal Counsel

[Signature Page - Third Amendment to Lone Pine Credit Agreement]

UNION BANK, CANADA BRANCH, as a Lender

By:	/s/ Matt Schwann
Name:	Matt Schwann
Title:	Vice President

By:	/s/ Larry Sagriff
Name:	Larry Sagriff
Title:	Vice President

[Signature Page - Third Amendment to Lone Pine Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (f/k/a CREDIT SUISSE, Cayman Islands Branch), as a Lender

By:	/s/ Michael Reo Day
Name:	Michael Reo Day
Title:	Vice President

By:	/s/ Michael D. Spaight
Name:	Michael D. Spaight
Title:	Associate

[Signature Page - Third Amendment to Lone Pine Credit Agreement]

BANK OF AMERICA, N.A., CANADA BRANCH, as a Lender

By:	/s/ James K. G. Campbell
Name:	James K. G. Campbell
Title:	Director

[Signature Page - Third Amendment to Lone Pine Credit Agreement]

BNP PARIBAS [Canada], as a Lender

By:	/s/ Cory Wallin
Name:	Cory Wallin
Title:	Director

By:	/s/ David Foltz
Name:	David Foltz
Title:	Managing Director

[Signature Page - Third Amendment to Lone Pine Credit Agreement]

CANADIAN IMPERIAL BANK OF COMMERCE, as a Lender

By:	/s/ Scott Fraser
Name:	Scott Fraser
Title:	Director

By:	/s/ Randy Geislinger
Name:	Randy Geislinger
Title:	Executive Director

[Signature Page - Third Amendment to Lone Pine Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Debra A. Giles
Name:	Debra A. Giles
Title:	Authorized Signatory

[Signature Page - Third Amendment to Lone Pine Credit Agreement]